SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT (this "Agreement") is made and entered into effective the 14th of November, 2000, by and among PARAWON CORPORATION ("Parawon"); PLAYA MINERALS & ENERGY, INC., a Texas corporation (the "Borrower") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Lender").


                                   WITNESSETH:

          WHEREAS, pursuant to that certain Credit Agreement dated November 14, 2000, by and between the Borrower and the Lender (as such agreement may be amended, modified, supplemented or restated from time to time, the "Credit Agreement"), the Lender has agreed to make Loans to or for the benefit of the Borrower;

          WHEREAS, Parawon has advanced certain funds to the Borrower pursuant to that certain note from Borrower to Parawon (the "Parawon Agreement"), dated April 4, 2000 (the "Debt");

          WHEREAS, pursuant to the Credit Agreement and as an inducement to the Lender to extend credit to the Borrower under the Credit Agreement, Parawon and the Borrower have agreed to execute this Agreement in favor of the Lender;

          NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

          1.01 Terms Defined Above. As used in this Agreement, each of the terms "Agreement," "Borrower," "Credit Agreement," "Debt," "Lender," "Parawon," and the "Parawon Agreement" shall have the meaning assigned to such term hereinabove.

          1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

          1.03 Other Definitional Provision

                    (a) The words "hereby," herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement.

                    (b)  Section   references  are  to  such  Sections  of  this
          Agreement unless otherwise specified.

                    (c) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting and financial terms not otherwise defined shall be defined according to GAAP.

                    (d) "Equiva Collateral" shall mean the oil and gas property of Borrower situated in San Juan County, New Mexico and pledged to Equiva Trading Company.


                                  ARTICLE II


                                  SUBORDINATION

          2.01 Subordination of Payment. The payment of the Debt is hereby expressly subordinated in right of payment to the prior payment in full of all Obligations and all other indebtedness of the Borrower to the Lender. The Borrower shall make no payments of interest or principal on the Debt except that the Borrower may make payments on the Debt from the proceeds of an equity offering and may make payments so long as there is excess cash flow from the Equiva Collateral over and above the payments of principal and interest to Equiva Trading Company.

          2.02 Parawon Debt Subordinated to Prior Payment of Obligations on Dissolution, Liquidation or Reorganization of the Borrower. Upon any distribution of assets of the Borrower upon any voluntary or involuntary dissolution, winding up, liquidation or reorganization of the Borrower (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                    (a) the Lender shall first be entitled to receive payment in full (or to have such payment duly provided for to their satisfaction) of the principal thereof and interest due on the Obligations and other amounts due in connection therewith before Parawon is entitled to receive any payment on account of the principal of or interest on the Debt;

                    (b) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which Parawon would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Lender or its representative, to the extent necessary to make payment in full of all Obligations remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the Lender; and

                    (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, shall be received by Parawon on account of principal of or interest on the Debt before all Obligations are paid in full or provision made for their payment, such payment or distribution (subject to the further provisions of this Article) shall be paid over to the Lender or its representative for application to the payment of all Obligations remaining unpaid or unprovided for until all such Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the Lender.

          2.03 Subordination of Liens. So long as any Obligation remains outstanding or any obligation of the Lender exists to make Loans under the Credit Agreement, Parawon hereby subordinates all Liens, now existing or hereafter created or arising, securing all or any portion of the Debt to all Liens, now existing or hereafter created or arising, securing all or any portion of the Obligations, notwithstanding any defect, deficiency, error or omission which may be contained in any Loan Document creating or perfecting any such Lien securing all or any portion of the Obligations. All Liens, now existing or hereafter created or arising, securing all or any portion of the Debt shall at all times remain subordinate, secondary and inferior to all Liens, now existing or hereafter created or arising, securing all or any portion of the Obligations.

          2.04 Subordination of Remedies. So long as any Obligation remains outstanding or any obligation of the Lender exists to make Loans under the Credit Agreement, neither Parawon shall not, without the prior written consent of the Lender, declare any Debt due or in default or foreclose upon or exercise any power of sale with respect to any security for all or any portion of the Debt or exercise any other right, power or remedy of Parawon provided for in any document or instrument executed in connection with the Debt or by law or initiate or join with any other creditor of the Borrower in initiating any plan or proceeding pursuant to any bankruptcy, insolvency or receivership proceedings or seeking an assignment for the benefit of creditors or the marshalling of the assets and liabilities of the Borrower. Upon any distribution of assets of the Borrower or the dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or the marshalling of the assets and liabilities of the Borrower or otherwise), any payment to which Parawon would otherwise be entitled with respect to the Debt shall be held in trust for, and shall be immediately paid over or delivered to, the Lender for application to the Obligations until all Obligations shall have been paid in full.

          2.05 Continuing Agreement. This Agreement shall continue in full force and effect and the liabilities and obligations of the Borrower and Parawon hereunder shall not be affected or impaired by any amendment, modification or alteration of any Loan Document, except as may be expressly provided in any such amendment, modification or alteration. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

          2.06 Liability Not Impaired. The liabilities and obligations of the Borrower and Parawon hereunder shall not be affected or impaired by (a) the failure of the Lender or any other Person to exercise diligence or reasonable care in the preservation , protection or other handling or treatment of all or any part of any Collateral for all or any portion of the Obligations, (b) the failure of any Lien intended to be granted or created to secure all or any part of the Obligations to be properly perfected or created or the unenforceability of any such Lien for any other reason, or (c) the subordination of any such Lien to any other Lien. The Lender may at any time and from time to time, without the consent of or notice to Parawon, and without incurring any responsibility to Parawon, and without impairing or releasing or otherwise affecting any of the obligations or agreements of Parawon hereunder, (a) change the manner, place or terms of payment, or change or extend the time of payment of, renew, or alter all or any portion of the Obligations, (b) exchange, release, surrender, realize upon or otherwise deal with, in any manner and any order, any Property at any time subject to any Lien in favor of the Lender, (c) exercise or refrain from exercising any rights against the Borrower or others, and (d) sell, transfer, assign or grant participations in the Obligations or any portion thereof.

          2.07 Waivers. Parawon waives any right to require the Lender to (a) proceed against the Borrower or make any effort at the collection of the Obligations from the Borrower or any other Person liable for all or any portion of the Obligations, (b) proceed against or exhaust any Collateral securing all or any portion of the Obligations, or (c) pursue any other remedy in the power of the Lender. The liability and obligations of Parawon hereunder shall not be affected or impaired by any action or inaction by the Lender in regard to any matter waived herein.

          2.08 Modification of Parawon Debt. Without the prior written consent of the Lender, none of the terms or provisions of the Parawon Agreement, or the payment of the Debt evidenced thereby, shall be modified, amended, accelerated, renewed or extended.

          2.09 Obligation of the Borrower. Nothing contained in this Agreement shall affect the obligation of the Borrower to make, or prevent the Borrower from making, payment of the principal of or interest on the Debt, except as otherwise provided in this Agreement and the Parawon Agreement.

                                  ARTICLE III

                                  MISCELLANEOUS

          3.01 Survival of Covenants and Agreements. All covenants and agreements of the Borrower and Parawon herein made shall survive the execution and delivery hereof and shall remain in force and effect so long as any Obligation remains outstanding or any obligation of the Lender exists to make Loans under the Credit Agreement.

          3.02 Parties in Interest. All covenants and agreements herein contained by or on behalf of the Borrower, Parawon or the Lender shall be binding upon and inure to the benefit of the Borrower, Parawon, or the Lender, as the case may be, and their respective legal representatives, successors and assigns.

          3.03 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Borrower, Parawon, and the Lender. No other Person shall have any right, benefit, priority or interest hereunder or as a result hereof or have standing to require satisfaction of provisions hereof in accordance with their terms; and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

          3.04 Articles and Sections. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood and agreed that the rights and other legal relations of the parties hereto shall be determined from this Agreement as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

          3.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

          3.06 No Waiver; Rights Cumulative. No course of dealing on the part of the Lender, its officers or employees, nor any failure or delay by the Lender with respect to exercising any of its rights hereunder or under any Loan Document shall operate as a waiver of any of the rights of the Lender hereunder or under such Loan Document. The rights of the Lender hereunder and under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

          3.07 Survival Upon Unenforceability. In the event any one or more of the provisions contained herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or of any such other instrument.

          3.08 Amendments or Modifications. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          3.09 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

          3.10 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND PARAWON HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OF VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

          3.11 ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT AMONG THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

          IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the date first above written.

WITNESSES:                                  PARAWON CORPORATION


-----------------------------------         By:
                                               ---------------------------------
Printed Name:                               Printed Name:
             ----------------------                      -----------------------
                                            Title:
                                                  ------------------------------



-----------------------------------
Printed Name:
              ---------------------

WITNESSES:                                 PLAYA MINERALS & ENERGY, INC.



------------------------------------       By:
                                               ---------------------------------
Printed Name:                                  John N. Ehrman
             -----------------------           President and Chief Executive
                                                  Officer


------------------------------------
Printed Name:
              ----------------------



WITNESSES:                                  BANK ONE, TEXAS, NATIONAL
                                            ASSOCIATION



------------------------------------        By:
                                               ---------------------------------
Printed Name:                                  Richard G. Sylvan
             -----------------------           First Vice President




----------------------------
Printed Name:
              -----------------------

THE STATE OF TEXAS  ss.
                    ss.
COUNTY OF HARRIS    ss.

          BEFORE ME, the undersigned authority, on this day personally appeared JOHN N. EHRMAN, President and Chief Executive Officer of PLAYA MINERALS & ENERGY, INC., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation, and in the capacity therein stated.


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City of Houston, State of Texas, this __ day of November, 2000.



                                                --------------------------------
                                                NOTARY PUBLIC in and for the
                                                State of Texas

THE STATE OF TEXAS  ss.
                    ss.
COUNTY OF HARRIS    ss.

          BEFORE ME, the undersigned authority, on this day personally appeared _________________, President of PARAWON CORPORATION, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation, and in the capacity therein stated.


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City of Houston, State of Texas, this __ day of November, 2000.


                                                --------------------------------
                                                NOTARY PUBLIC in and for the
                                                State of Texas

THE STATE OF TEXAS ss.
                   ss.
COUNTY OF HARRIS   ss.

          BEFORE ME, the undersigned authority, on this day personally appeared RICHARD G. SYLVAN, First Vice President of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City of Houston, State of Texas, this __ day of November, 2000.


                                                --------------------------------
                                                NOTARY PUBLIC in and for the
                                                State of Texas